EXHIBIT 31.2

RULE 13A‑14(A) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, John C. Pollok, Chief Financial Officer, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10‑K/A of South State Corporation;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ John C. Pollok
John C. Pollok Chief Financial Officer (Principal Financial Officer)

Date: March 6, 2020